Trade and other receivables	9 Months Ended
Sep. 30, 2020
Trade and other receivables [Abstract]
Trade and other receivables
Note 12. - Trade and other receivables

Trade and other receivables as of September 30, 2020 and December 31, 2019, consist of the following:

	Balance as of September 30,	Balance as of December 31,
	2020	2019
	($ in thousands)
Trade receivables	322,231	242,008
Tax receivables	50,190	50,901
Prepayments	25,977	5,150
Other accounts receivable	12,867	19,508
Total	411,265	317,568

Increase in trade receivables primarily relates to seasonality of sales in some of the assets.

Increase in prepayments is primarily due to the timing of payment of insurances.

As of September 30, 2020, and December 31, 2019, the fair value of trade and other receivables accounts does not differ significantly from its carrying value.